John Hancock Funds II

Supplement dated January 18, 2008

to the Class NAV and Class 1 Shares Prospectuses

dated December 31, 2007

Global Allocation Fund

The following information replaces the biographical information for Brian Singer found under the “Subadviser Information and Management Biographies” section under UBS Global Asset Management (Americas) Inc.:

Fund	Portfolio Managers
Global Allocation Fund	Edwin Denson
Thomas Clarke

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Edwin Denson. Mr. Denson is an Executive Director and has been a senior asset allocation analyst at UBS Global Asset Management since 2005. He is a member of the Asset Allocation Analysis and Strategy team. Previously, he served as director and asset allocation analyst with UBS Global Asset Management since 2001.

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Thomas Clarke. Mr. Clarke is a Managing Director and Head of Currency Analysis and Strategy at UBS Global Asset Management. Mr. Clarke has been an investment professional at UBS Global Asset Management since 2000.

International Equity Index Fund

The following information replaces the biographical information for Jeffrey Beach found under the “Subadviser Information and Management Biographies” section under SSgA Funds Management, Inc. (“SSgA”):

Fund	Portfolio Managers
International Equity Index Fund	Karl Schneider

•	Karl Schneider. Principal; joined SSgA in 1997.

Real Return Bond Fund

The following information replaces the biographical information for John B. Brynjolfsson found under the “Subadviser Information and Management Biographies” section under Pacific Investment Management Company LLC (“PIMCO”):

Fund	Portfolio Managers
Real Return Bond Fund	Mihir Worah

•	Mihir Worah. Mr. Worah, an Executive Vice President, is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.

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